                                  SCHEDULE 14A

                                 (RULE 14A-101)

                     INFORMATION REQUIRED IN PROXY STATEMENT
                            SCHEDULE 14A INFORMATION
                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the registrant                     [X]
Filed by a party other than the registrant  [ ]

Check the appropriate box:

[ ] Preliminary proxy statement     [ ] Confidential, for Use of the Commission
[X] Definitive proxy statement          Only, (as permitted by Rule 14a-6(e)(2))
[ ] Definitive additional materials
[ ] Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                          WESTERN WIRELESS CORPORATION
                (Name of Registrant as Specified In Its Charter)


                          WESTERN WIRELESS CORPORATION
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

[X]  No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11:

    (1) Title of each class of securities to which transaction applies:  N.A.
    (2) Aggregate number of securities to which transaction applies:  N.A.
    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11: N.A.
    (4) Proposed maximum aggregate value of transaction:  N.A.
    (5) Total fee paid:  N.A.

           [ ] Fee paid previously with preliminary materials.

           [ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

        (1)Amount previously paid:  N.A.
        (2)Form, Schedule or Registration Statement no.:  N.A.
        (3)Filing party:  N.A.
        (4)Date filed:  N.A.

                            [WESTERN WIRELESS LOGO]

                              BELLEVUE, WASHINGTON
                                 APRIL 16, 2001

Dear Shareholders:

     You are cordially invited to attend the Western Wireless Corporation Annual Meeting of Shareholders on Tuesday, May 15, 2001 at 9:00 a.m. (Pacific Time) at The Museum of History and Industry, 2700 24th Avenue East, Seattle, Washington. Directions to The Museum of History and Industry are provided on the back cover of this Notice of Annual Meeting and Proxy Statement.

     The matters to be acted upon at the Annual Meeting are described in the accompanying Notice of Annual Meeting and Proxy Statement. At the meeting, we will also report on the Company's operations and respond to any questions you may have.

     YOUR VOTE IS VERY IMPORTANT. Whether or not you plan to attend the Annual Meeting in person, it is important that your shares be represented and voted at the meeting. Please sign, date, and return the enclosed proxy card as soon as possible in the enclosed postage prepaid envelope in order to ensure that your vote is counted. If you attend the meeting, you will, of course, have the right to revoke the proxy and vote your shares in person.

                                          Very truly yours,

                                          /s/ JOHN W. STANTON
                                          John W. Stanton
                                          Chairman and Chief Executive Officer

                          WESTERN WIRELESS CORPORATION
                            ------------------------

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                                  MAY 15, 2001

To the Shareholders:

     The Annual Meeting of Shareholders of Western Wireless Corporation will be held at The Museum of History and Industry, 2700 24th Avenue East, Seattle, Washington, on Tuesday, May 15, 2001 at 9:00 a.m. (Pacific Time) for the following purposes:

     1. To elect nine directors to serve until the Annual Meeting of Shareholders for 2002 and until their respective successors are elected and qualified.

     2. To ratify the selection of Arthur Andersen LLP as the Company's independent auditors for 2001.

     3. To transact such other business as may properly come before the meeting.

     Only shareholders of record at the close of business on March 30, 2001, are entitled to notice of, and to vote at, the Annual Meeting.

     The Company's Proxy Statement is enclosed. Financial and other information concerning the Company is contained in the enclosed Annual Report for the year ended December 31, 2000.

                                          By Order of the Board of Directors

                                          /s/ JEFFREY A. CHRISTIANSON
                                          Jeffrey A. Christianson
                                          Secretary

Bellevue, Washington
April 16, 2001

                          YOUR VOTE IS VERY IMPORTANT

     WHETHER OR NOT YOU PLAN TO ATTEND THE ANNUAL MEETING IN PERSON, IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED AND VOTED AT THE MEETING. PLEASE SIGN, DATE, AND RETURN THE ENCLOSED PROXY CARD AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE PREPAID ENVELOPE IN ORDER TO ENSURE THAT YOUR VOTE IS COUNTED. IF YOU ATTEND THE MEETING, YOU WILL, OF COURSE, HAVE THE RIGHT TO REVOKE THE PROXY AND VOTE YOUR SHARES IN PERSON.

                          WESTERN WIRELESS CORPORATION
                              3650 131ST AVENUE SE
                               BELLEVUE, WA 98006

                            ------------------------

                                PROXY STATEMENT
                                    FOR THE
                         ANNUAL MEETING OF SHAREHOLDERS

                                  MAY 15, 2001

GENERAL

     This Proxy Statement is furnished by the Board of Directors of Western Wireless Corporation, a Washington corporation (the "Company" or "Western Wireless"), to the holders of Class A Common Stock, no par value per share, of the Company (the "Class A Common Stock"), and to the holders of Class B Common Stock, no par value per share, of the Company (the "Class B Common Stock," and, together with the Class A Common Stock, the "Common Stock"), in connection with the solicitation of proxies by the Board of Directors for use at the Annual Meeting of Shareholders of the Company (the "Annual Meeting"), which will be held at 9:00 a.m. (Pacific Time) on Tuesday, May 15, 2001, at The Museum of History and Industry, 2700 24th Avenue East, Seattle, Washington, for the purposes set forth in the accompanying Notice of Annual Meeting of Shareholders.

     This Proxy Statement and the enclosed proxy card are being mailed on or about April 16, 2001 to the Company's shareholders of record on March 30, 2001 (the "Record Date"). Only one Proxy Statement is being delivered to multiple shareholders sharing an address, unless the Company has received contrary instructions from one or more of the shareholders. To notify the Company that a shareholder wishes to receive a separate proxy statement, annual report, or information statement in the future, or to receive instructions as to how shareholders can request a single copy per household if they are receiving multiple copies, please contact the Company at 3650 131st Avenue SE, Bellevue, Washington 98006 Attn: Investor Relations, or (425) 586-8700.

REVOCABILITY OF PROXIES

     Shareholders who execute proxies may revoke them at any time before the shares are voted by proxy at the Annual Meeting. A proxy may be revoked by delivering a signed statement to the Secretary of the Company at or prior to the Annual Meeting, by signing another proxy dated as of a later date, or by attending and voting at the Annual Meeting. Unless previously revoked, the shares represented by the enclosed proxy will be voted in accordance with the shareholder's directions if the proxy is duly executed and returned prior to the Annual Meeting. If no directions are specified, the shares will be voted for the election of the directors recommended by the Board of Directors, for the ratification of the selection by the Board of Directors of the Company's independent auditors, and, at the discretion of the named proxies, on other matters properly brought before the Annual Meeting.

QUORUM; ABSTENTIONS; BROKER NON-VOTES

     The presence in person or by proxy of holders of record of a majority of the total number of votes attributable to all shares of Common Stock outstanding and entitled to vote is required to constitute a quorum for the transaction of business at the Annual Meeting. Under Washington law and the Company's Bylaws, if a quorum is present, a nominee for election to a position on the Board of Directors will be elected as a Director if the votes cast for the nominee exceed the votes cast against the nominee and exceed the votes cast for any other nominee for that position. Abstentions and "broker non-votes" (shares held by a broker or nominee as to which a broker or nominee indicates on the proxy that it does not have the authority, either express or discretionary, to vote on a particular matter) are counted for purposes of determining the presence or absence of a quorum for the transaction of business at the Annual Meeting. For the election of directors, an abstention from voting and broker non-votes will have the legal effect of neither a vote for nor against the nominee. For all other matters, an abstention from voting and broker non-votes, since they are not affirmative votes, will have the same practical effect as a vote against the respective matters. Proxies and ballots will be received and tabulated by Mellon Investor Services LLC, the Company's transfer agent and the inspector of elections for the Annual Meeting.

VOTING AND SOLICITATION

     The expense of preparing, printing, and mailing this Proxy Statement and the proxies solicited hereby will be borne by the Company. In addition to the use of the mail, proxies may be solicited by directors, officers, and other employees of the Company, without additional remuneration, in person, or by telephone, telegraph or facsimile transmission. The Company will also request brokerage firms, banks, nominees, custodians, and fiduciaries to forward proxy materials to the beneficial owners of shares of Common Stock as of the Record Date and will provide reimbursement for the cost of forwarding the proxy materials in accordance with customary practice. Your cooperation in promptly signing and returning the enclosed proxy card will help to avoid additional expense.

RECORD DATE AND OUTSTANDING SHARES

     At the close of business on the Record Date, the Company had 71,527,977 shares of Class A Common Stock and 7,035,562 shares of Class B Common Stock outstanding, held of record by 215 and 54 shareholders respectively, and there were no outstanding shares of any other class of stock. Each share of Class A Common Stock entitles the holder thereof to one vote, and each share of Class B Common Stock entitles the holder thereof to ten votes. Only shareholders of record at the close of business on the Record Date will be entitled to notice of, and to vote at, the Annual Meeting.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

     The following table sets forth, as of April 2, 2001, certain information regarding beneficial ownership of the Company's Common Stock by (i) each person who is known by the Company to own beneficially 5% or more of either class of Common Stock; (ii) each Named Executive Officer (as defined under "Executive Compensation" below); (iii) each director and nominee for director of the Company; and (iv) all directors and executive officers as a group. Unless otherwise indicated, all persons listed have sole voting power and investment power with respect to such shares, subject to community property laws, where applicable.

                                  SHARES BENEFICIALLY OWNED(2)           PERCENTAGE BENEFICIALLY OWNED
                               ----------------------------------   ----------------------------------------
                                CLASS A     CLASS B      TOTAL      CLASS A   CLASS B   TOTAL    OUTSTANDING
     NAME AND ADDRESS(1)        SHARES      SHARES       SHARES     SHARES    SHARES    SHARES      VOTES
     -------------------       ---------   ---------   ----------   -------   -------   ------   -----------
John W. Stanton(3)(15).......    195,193   6,050,693    6,245,886        *     86.00%    7.94%      42.78%
John L. Bunce, Jr.(4)(15)....    207,463           0      207,463        *      0           *           *
Mitchell R. Cohen(5)(15).....     24,441           0       24,441        *      0           *           *
Daniel J. Evans(6)...........      6,493           0        6,493        *      0           *           *
Theresa E.
  Gillespie(3)(15)...........    195,193   6,050,693    6,245,886        *     86.00%    7.94%      42.78%
Jonathan M. Nelson(7)(15)....    220,810           0      220,810        *      0           *           *
Terence M. O'Toole(8)(15)....  3,253,793           0    3,253,793     4.55%     0        4.14%       2.15%
Mikal J. Thomsen(9)..........    482,261     475,659      957,920        *      6.76%    1.21%       3.69%
Peter H. van Oppen(16).......     31,600       4,218       35,818        *      *           *           *
H. Stephen Burdette(10)......     20,900           0       20,900        *      0           *           *
Bradley J. Horwitz(11).......    126,253      21,700      147,953        *      *           *           *
Capital Research and
  Management Company(12).....  4,541,680           0    4,541,680     6.35%     0        5.78%        3.2%
Janus Capital Corporation and
  Thomas H. Bailey(13).......  8,111,980           0    8,111,980    11.34%     0       10.33%       5.72%
T. Rowe Price Associates,
  Inc.(14) ..................  7,196,800           0    7,196,800    10.06%     0        9.16%       5.07%
All directors and executive
  officers as a group (15
  persons)(17)...............  4,946,336   6,285,468   11,231,804     6.82%    89.34%   14.12%      47.79%

---------------
  *  Less than 1%

 (1) The address of Capital Research and Management Company ("Capital Research") is 333 South Hope Street, Los Angeles, CA 90071. The address of Janus Capital Corporation ("Janus") and Thomas H. Bailey is 100 Fillmore Street, Denver, Colorado 80206. The address of T. Rowe Price Associates, Inc. ("T. Rowe Price") is 100 East Pratt Street, Baltimore, Maryland 21202. The address of the Company's directors and executive officers is 3650 131st Avenue SE, Bellevue, Washington, 98006.

 (2) Computed in accordance with Rule 13d-3(d)(1) of the Securities Exchange Act of 1934, as amended (the "Exchange Act").

 (3) Includes (i) 1,686,069 shares of Class B Common Stock held by PN Cellular, Inc. ("PN Cellular"), which is substantially owned and controlled by Mr. Stanton and Ms. Gillespie, (ii) 1,274,519 shares of Class B Common Stock held by Stanton Communications Corporation ("SCC"), which is substantially owned and controlled by Mr. Stanton and Ms. Gillespie, (iii) 109,119 shares of Class A Common Stock and 3,025,668 shares of Class B Common Stock held by Mr. Stanton and Ms. Gillespie, as tenants in common, (iv) 64,437 shares of Class B Common Stock held by The Stanton Family Trust, and (v) stock options vested within sixty days of April 2, 2001, held by Mr. Stanton and Ms. Gillespie to purchase 534 and 85,540 shares of Common Stock, respectively; excludes unexercisable options. Mr. Stanton and Ms. Gillespie are married and share voting and investment power with respect to the shares jointly owned by them, as well as the shares held by PN Cellular, SCC and The Stanton Family Trust (the "Stanton Entities").

 (4) Includes stock options vested within sixty days of April 2, 2001, held by Mr. Bunce to purchase 1,320 shares of Class A Common Stock; excludes unvested stock options. Options granted to Mr. Bunce prior to December 31, 1999 are held for the benefit of Hellman & Friedman (defined below).

 (5) Includes stock options vested within sixty days of April 2, 2001, held by Mr. Cohen to purchase 1,320 shares of Class A Common Stock; excludes unvested stock options. Options granted to Mr. Cohen prior to December 31, 1999 are held for the benefit of Hellman & Friedman.

 (6) Includes stock options vested within sixty days of April 2, 2001, held by Mr. Evans to purchase 6,493 shares of Class A Common Stock; excludes unvested stock options.

 (7) Includes 1,320 shares of Class A Common Stock held by Providence Media Services, Inc., that Mr. Nelson may be deemed to beneficially own. Mr. Nelson does not hold any stock options that vest within sixty days of April 2, 2001. Excludes unvested stock options held by Mr. Nelson to purchase shares of Class A Common Stock.

 (8) Mr. O'Toole, as a Managing Director of Goldman Sachs & Co., Inc. ("Goldman Sachs"), may be deemed to beneficially own the 3,252,473 shares held by The Goldman Sachs Group, Inc., and its indirect wholly-owned subsidiary, Goldman Sachs. Mr. O'Toole disclaims beneficial ownership of such shares except to the extent of his pecuniary interest therein, if any. Includes stock options vested within sixty days of April 2, 2001, held by Mr. O'Toole to purchase 1,320 shares of Class A Common Stock; excludes unvested stock options. Options granted to Mr. O'Toole are held for the benefit of The Goldman Sachs Group, Inc.

 (9) Mr. Thomsen jointly holds voting and investment power with respect to all of such shares with his wife, except for shares issued or issuable upon the exercise of stock options. Includes 172,484 shares of Class B Common Stock that Mr. Thomsen may be deemed to beneficially own through his ownership of PN Cellular, and 180,217 shares of Class B Common Stock which Mr. Thomsen may be deemed to beneficially own through his ownership of SCC; Mr. Thomsen does not have voting control over such shares. Also includes stock options vested within sixty days of April 2, 2001, held by Mr. Thomsen to purchase 455,261 shares of Common Stock; excludes unvested stock options. Although the table reports all stock options as exercisable into Class A Common Stock only, 217,794 of the stock options held by Mr. Thomsen are exercisable into either Class A Common Stock or Class B Common Stock at Mr. Thomsen's discretion.

(10) Includes stock options vested within sixty days of April 2, 2001, held by Mr. Burdette to purchase 20,900 shares of Class A Common Stock; excludes unvested stock options.

(11) Includes stock options vested within sixty days of April 2, 2001, held by Mr. Horwitz to purchase 116,253 shares of Class A Common Stock; excludes unvested stock options. Although this table reports all stock options as exercisable into Class A Common Stock only, 47,788 of the stock options held by Mr. Horwitz are exercisable into either Class A Common Stock or Class B Common Stock at Mr. Horwitz's discretion.

(12) As reported in a Schedule 13G/A filed on February 12, 2001, Capital Research is a registered investment adviser which is deemed to be the beneficial owner of 4,541,680 shares as a result of acting as investment adviser to various investment companies.

(13) As reported in a Schedule 13G/A filed on March 12, 2001, Janus is a registered investment adviser which furnishes investment advice to several investment companies and individual and institutional clients. Janus may be deemed to be the beneficial owner of the shares, however, it does not have the right to receive any dividends from, or the proceeds from the sale of, the shares and disclaims any ownership associated with such rights. Mr. Bailey owns approximately 12.2% of Janus, and serves as its President and Chairman, which may be deemed to enable him to exercise control over Janus and the shares held by it. Mr. Bailey disclaims beneficial ownership over any shares that he or Janus may be deemed to beneficially own, and he does not have the right to receive any dividends from, or the proceeds from the sale of, the shares held by Janus.

(14) As reported in a Schedule 13G/A filed on January 5, 2001, shares are owned by various individual and institutional investors to which T. Rowe Price serves as investment adviser with sole voting power as to

     1,449,400 shares and sole dispositive power as to 7,196,800 shares; it does not have the right to receive dividends paid with respect to, or proceeds from the sale of, such shares. T. Rowe Price is deemed to be a beneficial owner of such shares; however, T. Rowe Price expressly disclaims beneficial ownership of such shares.

(15) Parties or affiliates of parties to the Shareholders Agreement, which provides that the parties thereto will vote their shares of Common Stock in favor of the election as directors of the Company the Chief Executive Officer of the Company, one person designated by the Stanton Entities and Providence Media Partners, L.P., one person designated by Goldman Sachs, two persons designated by Hellman & Friedman Capital Partners II, L.P. ("Hellman & Friedman") and one person selected by a majority of such designated persons, subject to the ownership requirements set forth therein.

(16) Includes 4,218 shares of Class B Common Stock that Mr. van Oppen may be deemed to beneficially own through his ownership of PN Cellular. Mr. van Oppen does not have voting control over such shares.

(17) Includes stock options vested within sixty days of April 2, 2001, held by directors and executive officers to purchase 994,274 shares of Class A Common Stock; excludes unvested stock options. Although this table reports all stock options as exercisable into Class A Common Stock only, 395,442 of the options held by executive officers are exercisable into either Class A Common Stock or Class B Common Stock at the respective holder's discretion.

              1. ELECTION OF DIRECTORS AND MANAGEMENT INFORMATION

     The Company's Board of Directors currently consists of nine members. At each annual meeting, directors are elected to serve for a term of one year and until their respective successors have been elected and qualified. The terms of office of the Company's current directors are scheduled to expire at the Annual Meeting.

     At the Annual Meeting, shareholders will elect nine directors to serve until the next Annual Meeting of Shareholders and until their respective successors are elected and qualified. Unless otherwise directed, the persons named in the proxy intend to cast all proxies in favor of the following persons to serve as directors of the Company. In the event that any of the nominees should become unavailable for election to the Board of Directors for any reason, the persons named in the proxy have discretionary authority to vote the proxies for the election of another nominee to be designated by the Board of Directors to fill any such vacancy.

INFORMATION ABOUT THE NOMINEES

     JOHN W. STANTON, 45, has served as director, Chairman of the Board and Chief Executive Officer of the Company and its predecessors since 1992. Mr. Stanton continues to serve as a director of VoiceStream , as he has done since 1998, and as its Chief Executive Officer and Chairman, as he has done since it was formed in 1994. Mr. Stanton served as a director of McCaw Cellular Communications ("McCaw") from 1986 to 1994, and as a director of LIN Broadcasting from 1990 to 1994, during which time it was a publicly-traded company. From 1983 to 1991, Mr. Stanton served in various capacities with McCaw, serving as Vice-Chairman of the Board of McCaw from 1988 to 1991 and as Chief Operating Officer of McCaw from 1985 to 1988. Mr. Stanton is a member of the board of directors of Advanced Digital Information Corporation ("ADIC"), MicroCell, 360Networks and Columbia Sportswear, Inc., and is a trustee of Whitman College, a private college.

     JOHN L. BUNCE, JR., 42, has served as a director of the Company and one of its predecessors since 1992. He was also a director of VoiceStream from February 1998 to February 2000. Mr. Bunce is a Managing Director of Hellman & Friedman, a private investment firm, having joined Hellman & Friedman as an associate in 1988. Mr. Bunce is also a director of National Information Consortium and Digitas.

     MITCHELL R. COHEN, 37, has served as a director of the Company and one of its predecessors since 1992. He has also been a director of VoiceStream since February 1998. Mr. Cohen is a Managing Director of Hellman & Friedman, having joined Hellman & Friedman as an associate in July 1989. From 1986 to 1989, Mr. Cohen was employed by Shearson Lehman Hutton, Inc. Mr. Cohen is also a director of Advanstar, Inc.

     DANIEL J. EVANS, 75, has served as a director of the Company since 1997. He has also been a director of VoiceStream since February 1998. Mr. Evans is the Chairman of Daniel J. Evans Associates, a consulting firm. From 1965 through 1977, Mr. Evans was Governor of the State of Washington. In 1983 he was appointed and then elected to the United States Senate to fill the seat of the late Senator Henry M. Jackson. Mr. Evans also serves as a director of Flow International Corporation and Cray Computer Company, and serves on the Board of Regents of the University of Washington.

     THERESA E. GILLESPIE, 48, has served as Executive Vice President of the Company since May 1999, and as a director since October 2000. Prior to being elected Executive Vice President, Ms. Gillespie served as Senior Vice President of the Company from 1997 until May 1999, and Chief Financial Officer of the Company and one of its predecessors from 1991 to 1997. Ms. Gillespie was Chief Financial Officer of certain entities controlled by Mr. Stanton and Ms. Gillespie since 1988. From 1986 to 1987, Ms. Gillespie was Senior Vice President and Controller of McCaw. From 1975 to 1986 she was employed by a national public accounting firm.

     JONATHAN M. NELSON, 44, has served as a director of the Company since it was formed in 1994. He has also been a director of VoiceStream since February 1998. Mr. Nelson has been President and Chief Executive Officer of Providence Equity Partners Inc., an investment advisor, since its inception in 1995, and is a Member of Providence Equity Partners L.L.C., which is the general partner of Providence Equity Partners L.P. and Providence Equity Partners II L.P. He is also Co-Chairman of Providence Ventures Inc., an investment advisor, and a managing general partner of Providence Ventures L.P., which is the general partner of the general partner of Providence Media Partners L.P., a venture capital fund. Since 1986, Mr. Nelson has been a Managing Director of Narragansett Capital, Inc., a private management company for three separate equity investment funds. Mr. Nelson is also a director of AT&T Canada.

     TERENCE M. O'TOOLE, 42, has served as a director of the Company since it was formed in 1994. He has also been a director of VoiceStream since February 1998. Mr. O'Toole joined Goldman Sachs in 1983 and became a Vice President in 1987, a general partner in 1992, and a Managing Director in 1996. Mr. O'Toole is also a director of AMF Bowling, Inc., and Orion Power Holdings.

     MIKAL J. THOMSEN, 44, has served as President of the Company since May 1999, and as a director since October 2000. Prior to being elected President, Mr. Thomsen served as Chief Operating Officer of the Company and one of its predecessors from 1991 to May 1999, and in this capacity was responsible for all domestic cellular operations since August 1998. He was also a director of this predecessor from 1991 until the Company was formed in 1994. From 1983 to 1991, Mr. Thomsen held various positions at McCaw, serving as General Manager of its International Division from 1990 to 1991 and as General Manager of its West Florida Region from 1987 to 1990.

     PETER H. VAN OPPEN, 48, has served as a director of the Company since October 2000. Mr. van Oppen has served as Chairman of the Board and Chief Executive Officer of ADIC since its acquisition by Interpoint in 1994, and as President from 1994 to 1997. He served as Chairman of the Board of Interpoint from 1995 until its acquisition by Crane Co. in October 1996. He also served as President and Chief Executive Officer of Interpoint from 1989 until its acquisition by Crane Co. in October 1996. Mr. van Oppen serves as a director of Photoworks, Inc., Spacelabs Medical, Inc. and Key Technology, Inc.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE ELECTION OF MS. GILLESPIE AND MESSRS. STANTON, BUNCE, COHEN, EVANS, NELSON, O'TOOLE, THOMSEN, AND VAN OPPEN TO THE BOARD OF DIRECTORS OF THE COMPANY.

COMMITTEES

     The Company's Board of Directors has standing Executive, Compensation, Nominating and Audit Committees. Each Committee's function and members are described below:

     EXECUTIVE COMMITTEE. Messrs. Stanton, Bunce and O'Toole are members of the Executive Committee. The Executive Committee, during the intervals between meetings of the Board of Directors, may exercise the powers of the Board of Directors except with respect to a limited number of matters, which include amending the Articles of Incorporation or the Bylaws of the Company, adopting an agreement of merger or consolidation for the Company and recommending to the shareholders of the Company a merger of the Company, the sale of all or substantially all of the assets of the Company or the dissolution of the Company.

     COMPENSATION COMMITTEE. Messrs. Cohen, Evans and Nelson are members of the Compensation Committee. The Compensation Committee reviews the remuneration of the directors and executive officers of the Company and makes recommendations to the Board of Directors regarding appropriate periodic adjustments of such amounts. The Compensation Committee also determines the Company's grants of stock options and restricted stock offers and awards to officers and employees of the Company under the Company's related plans.

     NOMINATING COMMITTEE. Messrs. O'Toole and Bunce are members of the Nominating Committee. The Nominating Committee reviews nominations and makes recommendations to the Board of Directors on Board of Director appointments.

     AUDIT COMMITTEE. Messrs. Bunce, Cohen, and O'Toole are members of the Audit Committee, on which Mr. Cohen serves as chairman. Each of Messrs. Bunce, Cohen, and O'Toole is an "independent director" as defined in Rule 4200(a)(15) of the National Association of Securities Dealers, Inc. listing standards.

     During 2000, the Executive Committee did not meet, the Compensation Committee met three times, the Audit Committee met twice, the Nominating Committee met once, and the entire Board of Directors met four times. Each director attended at least 75 percent of all Board meetings and meetings of Committees on which they served during the periods they served.

AUDIT COMMITTEE REPORT*

     The Audit Committee, pursuant to its charter (attached as Appendix A to this Proxy Statement), is responsible for monitoring and overseeing the Company's internal controls and financial reporting processes, as well as the independent audit of the Company's consolidated financial statements by the Company's independent auditors, Arthur Andersen LLP ("Arthur Andersen").

     As part of fulfilling its responsibilities, the Audit Committee reviewed and discussed with management the Company's audited financial statements for the year ended December 31, 2000, and discussed with Arthur Andersen the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Audit Committee also received and reviewed the written disclosures and the letter from Arthur Andersen required by Independent Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and discussed that firm's independence with representatives of the firm.

     Based on these reviews and discussions, the Audit Committee recommended to the Board of Directors that the financial statements referred to above be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2000.

                                          Respectfully Submitted,

                                          Mitchell R. Cohen (Chairman)
                                          John L. Bunce, Jr.
                                          Terence M. O'Toole

---------------

* The report of the Audit Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under either the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (together, the "Acts"), except to the extent that the Company specifically incorporates such report by reference; and further, such report shall not otherwise by deemed filed under the Acts.

                             EXECUTIVE COMPENSATION

SUMMARY COMPENSATION TABLE

     The following table summarizes the compensation for services rendered during 2000, 1999, and 1998 for the Company's Chief Executive Officer and its next four most highly compensated executive officers (collectively referred to herein as the "Named Executive Officers").

                                                                       LONG-TERM COMPENSATION AWARDS
                                                                --------------------------------------------
                                                                             SECURITIES
                                 ANNUAL COMPENSATION                         UNDERLYING
                           -------------------------------      RESTRICTED    OPTIONS/
        NAME AND           FISCAL                                 STOCK         SARS          ALL OTHER
   PRINCIPAL POSITION       YEAR     SALARY($)    BONUS($)      AWARDS(3)    (#)(1)(4)    COMPENSATION($)(2)
   ------------------      ------    ---------    --------      ----------   ----------   ------------------
John W. Stanton             2000      388,654     400,000              0            0            5,100
  Chairman and Chief        1999      295,000     400,000(5)      60,000        1,069          464,593
  Executive Officer         1998      193,542     400,000        521,250        1,000          367,974
Mikal J. Thomsen            2000      290,634     274,196              0            0            5,100
  President and Chief       1999      225,006     237,850        330,000      128,310          234,796
  Operating Officer         1998      155,667     160,000        260,625       60,000          186,487
Bradley J. Horwitz          2000      238,338     180,000              0            0            5,100
  Executive Vice
     President              1999      202,402     170,000              0       42,770            5,000
                            1998      140,628     160,000              0       20,000(6)         4,800
Theresa E. Gillespie        2000      218,339     176,264              0            0            5,100
  Executive Vice
     President              1999      169,919     154,036        220,000       85,540          158,197
                            1998      145,321      90,000        173,750       40,000          125,992
H. Stephen Burdette         2000      165,252      84,250              0            0            5,100
  Senior Vice
     President(7)           1999       62,501      38,000              0       25,000                0
                            1998            0           0              0            0                0

---------------
(1) On May 3, 1999, the Company distributed its 80.1% ownership of VoiceStream to its shareholders on a 1-for-1 basis: for each share of the Company that shareholders owned at the record date for the spin-off of VoiceStream, they received a share of VoiceStream Common Stock (the "VoiceStream Spin-off"). The number of options granted in 1999 (but not 1998) has been adjusted to reflect the cancellation and reissuance of the initial grants on May 21, 1999 at an adjusted strike price and amount to account for the VoiceStream Spin-off. This table excludes options that were granted prior to 1999 and reissued in 1999 with an adjusted strike price and/or amount in connection with the VoiceStream Spin-off.

(2) Includes only (a) matching Company contributions under the Company's 401(k) Profit Sharing Plan and Trust, a portion of which was refunded to Messrs. Stanton, Thomsen, and Horwitz and Ms. Gillespie in cash each year because non-discrimination (employee participation) thresholds established by the Internal Revenue Service were not met, and (b) for Mr. Stanton, Mr. Thomsen, and Ms. Gillespie, payments made by the Company in 1998 and 1999 to cover the taxes related to the grant of restricted shares that each received.

(3) In May 3, 1999, in connection with the VoiceStream Spin-off, Named Executive Officers received shares of VoiceStream Common Stock in an amount equal to the shares of restricted stock of the Company that had been granted prior to May 3, 1999. These VoiceStream shares are subject to the Company's Executive Restricted Stock Plan, and are restricted until the same predetermined performance goals are met.

(4) On May 3, 1999, in connection with the VoiceStream Spin-off, optionees of the Company, including the Named Executive Officers, received options to purchase shares of VoiceStream Common Stock in an amount equal to the number of outstanding vested options each had on May 3, 1999.

(5) Mr. Stanton's 1999 bonus amount indicated above represents the Company's 40% allocable share of the bonus paid to Mr. Stanton by the Company and VoiceStream combined.

(6) In 1998, in connection with the services he provided to Western Wireless International Corporation ("WWI"), a subsidiary of the Company, under the Western Wireless International Corporation 1998 Stock Appreciation Plan (the "Plan") Mr. Horwitz also received 4,000 performance units (as such term is defined in the Plan) in WWI.

(7) Mr. Burdette was elected Senior Vice President of the Company in September 1999.

OPTION EXERCISES AND VALUES

     The following table provides information on option exercises in 2000 by the Named Executive Officers and the value of such officers' unexercised options on December 31, 2000. This table excludes exercises of options to purchase VoiceStream common stock received in connection with the VoiceStream Spin-Off.

                                                       NUMBER OF SECURITIES
                                                      UNDERLYING UNEXERCISED      VALUE OF UNEXERCISED IN-THE-
                             SHARES                   OPTIONS AT FISCAL YEAR-     MONEY OPTIONS AT FISCAL YEAR-
                            ACQUIRED      VALUE               END(#)                         END($)
                           ON EXERCISE   REALIZED   ---------------------------   -----------------------------
          NAME                 (#)         ($)      EXERCISABLE   UNEXERCISABLE   EXERCISABLE    UNEXERCISABLE
          ----             -----------   --------   -----------   -------------   ------------   --------------
John W. Stanton..........      786        27,708            0          1,335                0         40,007
Mikal J. Thomsen.........        0            --      391,105        160,387       12,952,441      4,806,783
Bradley J. Horwitz.......        0            --       94,867         64,154        3,098,662      1,952,623
Theresa E. Gillespie.....        0            --       42,770        106,925        1,289,601      3,204,532
H. Stephen Burdette......        0            --        6,250         18,750           57,484        172,453

COMPENSATION OF DIRECTORS

     Directors are reimbursed for their out-of-pocket expenses incurred in attending meetings of the Board and participating in other related activities. In addition, Mr. Evans and Mr. van Oppen are each paid $6,000 per quarter, and $1,500 for each Board meeting they attend.

EMPLOYMENT AGREEMENTS

     Mr. Stanton divides his time and responsibilities between the Company and VoiceStream pursuant to his existing employment agreement with the Company. Mr. Stanton's employment agreement and the employment agreements between the Company and each of Mr. Thomsen, Mr. Horwitz, Ms. Gillespie and Mr. Burdette provide for annual base salaries, which are currently $500,000, $325,0000, $265,000, $250,000 and $174,500, respectively, and provide each executive officer an opportunity to earn an annual bonus, as determined by the Company's Board, targeted at 100%, 70%, 60%, 60% and 43%, respectively, of annual base compensation. Mr. Burdette's employment agreement provides for payment of his annual bonus on a quarterly basis.

     The foregoing employment agreements also provide that the contracting employee may be terminated by the Company at any time, with or without cause (as such term is defined in the employment agreements); however, in the event of an involuntary termination (as defined therein) for other than cause, (1) such executive officer will be entitled to receive a severance payment in an amount equal to any accrued but unpaid existing annual targeted incentive bonus through the date of termination, 12 months (6 months for Mr. Burdette) of such executive's then base compensation, and an amount equal to 12 months (6 months for Mr. Burdette) of such executive's existing annual targeted incentive bonus,
(2) the Company will, at its expense, make all specified insurance payment benefits on behalf of such executive officer and his or her dependents for 12 months (6 months for Mr. Burdette) following such involuntary termination and
(3) with respect to any stock options previously granted to each executive officer which remain unvested at the time of involuntary termination, there shall be immediate vesting of that portion of each such grant of any unvested stock options equal to the product of the total number of such unvested options under such grant multiplied by a fraction, the numerator of which is the sum of the number of days from the date on which the last vesting of options under such grant occurred to and including the date of termination plus 365 (183 for Mr. Burdette), and the denominator of which is the number of days remaining from the date on which the last vesting of options under such grant occurred to and including the date on which the final vesting under such grant would have occurred absent the termination. Among other things, an executive officer's death or permanent disability will be deemed an involuntary termination for other than cause. In addition, each employment agreement provides for full vesting of all stock options granted upon a change of control (as such term is defined in the stock option agreements with the executive officer) of the Company.

     Pursuant to each such employment agreement, the Company has entered into an indemnification agreement with such executive officer pursuant to which the Company will agree to indemnify the executive officer against certain liabilities arising by reason of the executive officer's affiliation with the Company. Pursuant to the terms of each employment agreement, each executive officer agrees that during such executive officer's employment with the Company and for one year following the termination of such executive officer's employment with the Company for any reason, such executive officer will not engage in a business which is substantially the same as or similar to the business of the Company and which competes within the applicable commercial mobile radio services markets serviced by the Company. Mr. Stanton's agreement provides that such prohibition shall not preclude Mr. Stanton's investment in other companies engaged in the wireless communications business or his ability to serve as a director of other companies engaged in the wireless communications business, in each case subject to his fiduciary duties as a director of the Company.

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

     The Compensation Committee of the Company's Board was formed in July 1994. None of the members was at any time during 2000, or at any other time, an officer or employee of the Company. No executive officer of the Company served as a member of the board of directors or the compensation committee of another entity, one of whose executive officers served as a member of the Company's Board or Compensation Committee, except that Mr. Stanton is a member of the board of directors of ADIC, where Mr. van Oppen is Chief Executive Officer, and was a member of the compensation committee of ADIC until September 2000, when Mr. van Oppen was invited to serve as a member of the Company's Board.

COMPENSATION COMMITTEE REPORT ON EXECUTIVE COMPENSATION*

     The Compensation Committee is responsible for setting policy and the oversight of executive compensation. The Compensation Committee believes that the actions of each executive officer has the potential to affect the short-term and long-term performance of the Company. Consequently, the Compensation Committee places considerable importance on its task of designing and overseeing the executive compensation program. The Compensation Committee annually reviews the compensation programs of peer and competing companies to assess the competitiveness of its compensation.

     Philosophy and Objectives for Executive Compensation. The purpose of the Company's executive compensation program is to: (i) increase shareholder value,
(ii) improve the overall performance of the Company and (iii) attract, motivate, reward and retain key executives.

     The Compensation Committee believes that the Company's executive compensation should reflect each executive officer's qualifications, experience, role and performance achievements and the Company's performance achievements. In determining compensation levels, the Compensation Committee focuses on the competitive environment of the wireless and telecommunications industry group, considering compensation practices, organization and performance of other companies. The Compensation Committee also considers general industry trends in the geographic markets that are relevant to its operations. Total cash compensation (base salary plus annual cash incentives) and total direct compensation (base salary plus annual cash incentives plus the expected value of long-term incentives) should directly reflect the level of performance achieved by the Company and its executives. Within this overall philosophy, the Compensation Committee's

---------------

* The report of the Compensation Committee shall not be deemed incorporated by reference by any general statement incorporating by reference this Proxy Statement into any filing under either the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended (together, the "Acts"), except to the extent that the Company specifically incorporates such report by reference; and further, such report shall not otherwise by deemed filed under the Acts.

specific objectives are to: (i) offer compensation which is competitive with other well-managed wireless and telecommunications companies and reward superior performance with enhanced levels of compensation; and (ii) provide variable compensation awards that are based on the Company's overall performance relative to corporate objectives, taking into account individual contributions, teamwork and performance levels that help create value for shareholders.

     Components of Executive Compensation. The three primary components of executive compensation are: (i) base salary, (ii) cash bonuses and (iii) long-term incentive awards.

     Base Salary. Executive officers' base salaries are set at levels which reflect their specific job responsibilities, experience, qualifications, and job performance in the context of the competitive marketplace. Marketplace levels of compensation are determined using compensation surveys which reflect the relevant segments of the market and include some of the companies which are included in the Company's peer group as reflected in the Performance Graph, and other companies which, while not in the peer group, are deemed appropriate comparisons for compensation purposes. Base salaries are reviewed each year, with consideration for adjustments being based on a combination of each executive officer's ongoing role, his or her job performance and marketplace competitiveness.

     Cash Bonuses. Awards under the bonus plan are based on the achievement of quality, growth and operating cash flow targets and specific objective performance goals. These goals are set for a one-year period. Performance goals are set to represent a range of performance, with the level of associated incentive award varying with different levels of performance achievement. The Chief Executive Officer recommends bonuses to the Compensation Committee for executive officers other than himself. Awards earned under the plan are contingent upon employment with the Company through the end of the year, except for payments made in the event of death, retirement, disability, or in the event of a change in control. Bonus payments are presented in the Summary of Compensation Table under the heading "Bonus."

     Long-Term Incentive Compensation. No new long-term incentive compensation was provided in 2000.

     Chief Executive Officer Compensation. The executive compensation policy described above is applied in setting the Chief Executive Officer's compensation. Mr. Stanton participated in the same base salary and cash bonus compensation plans available to the Company's other executive officers. In 2000, Mr. Stanton earned a total base salary of $388,654. Mr. Stanton's bonus was determined on the basis of the Company's operating results versus established goals and other objectives. During 2000, under Mr. Stanton's leadership, the Company successfully acquired and integrated additional wireless properties, achieved record subscriber and cash flow levels, acquired and constructed new international properties, and retained and further developed all of its key executives. The Compensation Committee determined that a total annual bonus of $400,000 has been earned.

     Policy on Deductibility of Compensation. Section 162(m) of the Internal Revenue Code of 1986, as amended, limits the tax deductibility by a company of compensation in excess of $1 million paid to any of its five most highly compensated executive officers. However, performance-based compensation that has been approved by stockholders is excluded from the $1 million limit if, among other requirements, the compensation is payable only upon attainment of pre-established, objective performance goals and the board committee that establishes such goals consists only of "outside directors" as defined for purposes of Section 162(m). All of the members of the Compensation Committee qualify as "outside directors." The Compensation Committee intends to maximize the extent of tax deductibility of executive compensation under the provisions of Section 162(m) so long as doing so is compatible with its determinations as to the most appropriate methods and approaches for the design and delivery of compensation to the Company's executive officers.

     Summary. The Compensation Committee believes that the mix of conservative market-based salaries, significant variable cash incentives for both long-term and short-term performance and the potential for equity ownership in the Company represents a balance that will motivate the executive management team to continue to produce strong results. The Committee further believes this program strikes an appropriate balance between the interests and needs of the Company in operating its business and appropriate rewards based on enhancement of shareholder value.

                                          Respectfully submitted,

                                          Jonathan M. Nelson (Chairman)
                                          Mitchell R. Cohen
                                          Daniel J. Evans

PERFORMANCE GRAPH

     The following graph depicts the Company's Class A Common Stock price performance from May 22, 1996 (the date on which quotations for the Class A Common Stock first appeared on the NASDAQ National Market) through December 31, 2000, relative to the performance of the NASDAQ and the NASDAQ TELECOM. All indices shown in the graph have been reset to a base of 100 as of May 22, 1996, and assume an investment of $100 on that date and the reinvestment of dividends, if any, paid since that date. The Company has not paid cash dividends on its Common Stock. The graph has been adjusted to reflect the VoiceStream Spin-off completed on May 3, 1999, as if the VoiceStream shares were sold on May 4, 1999, at its closing price of $25.188, and reinvested in the Company at its closing price of $22.00; VoiceStream is publicly traded on the NASDAQ National Market under the symbol VSTR. The graph set forth below was prepared by the Company.
                              [PERFORMANCE GRAPH]

                        5/96    6/96    9/96    12/96    3/97     6/97     9/97    12/97     3/98     6/98     9/98    12/98
                       ------   -----   -----   ------   -----   ------   ------   ------   ------   ------   ------   ------
COMP                   100.00   95.30   98.67   103.83   98.25   115.98   135.57   126.29   147.63   152.38   136.22   176.34

IXTC                   100.00   97.29   92.63    93.39   87.30   107.57   125.21   132.62   167.95   178.60   157.24   216.67

WWCA                   100.00   87.24   69.39    56.63   51.02    64.80    76.53    70.92    93.88    81.38    72.96    89.80

                        3/99     6/99     9/99    10/99    11/99    12/99     3/00     6/00     9/00    12/00
                       ------   ------   ------   ------   ------   ------   ------   ------   ------   ------
COMP                   197.95   216.03   220.85   238.57   268.30   327.26   367.76   318.97   295.38   198.69
IXTC                   267.44   283.36   270.25   320.75   355.08   439.21   476.67   376.62   315.73   200.46
WWCA                   147.96   236.38   392.60   462.91   512.70   584.38   401.08   477.13   311.89   343.08

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

     Goldman Sachs has agreed to reimburse the Company for certain expenses incurred by the Company in connection with the preparation and maintenance of a current prospectus as part of Goldman Sachs' market making activities, including certain legal, printing and accounting fees. Mr. O'Toole is a Managing Director of Goldman Sachs.

     The Company, WWC Holding Co., Inc. ("Holding Co."), Western Wireless International Corporation ("WWI"), and Mr. Horwitz entered into an amendment of a subscription and put and call agreement with respect to shares of common stock of WWI extending the period that Mr. Horwitz has to exchange his shares of WWI for shares of Common Stock at the call consideration (as such term is defined in the agreement) to April 30, 2001.

     The Company believes that the foregoing transactions were on terms as fair to the Company as those which would have been available in arm's-length negotiations. The $950 million credit facility, indentures pursuant to which the Company has issued subordinated debt, and the Washington Business Corporation Act contain provisions which limit the terms on which the Company may enter into transactions with its affiliates.

COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT

     Section 16(a) of the Exchange Act requires the Company's directors and executive officers, and persons who own more than 10% of the Common Stock, to file with the Securities and Exchange Commission (the "SEC") initial reports of beneficial ownership ("Forms 3") and reports of changes in beneficial ownership of Common Stock and other equity securities of the Company ("Forms 4 and Forms 5"). Officers, directors, and greater than 10% shareholders of the Company are required by SEC regulations to furnish to the Company copies of all Section 16(a) reports that they file. To the Company's knowledge, based solely on a review of the copies of such reports furnished to the Company and written representations that no other reports were required, all Section 16(a) filing requirements applicable to its officers, directors, and greater than 10% beneficial owners were complied with for the year ended December 31, 2000.

                    2. RATIFICATION OF SELECTION OF AUDITORS

     The Board of Directors will request that the shareholders ratify its selection of Arthur Andersen to serve as the Company's independent auditors, to examine the consolidated financial statements of the Company for the year ending December 31, 2001. Arthur Andersen examined the consolidated financial statements of the Company for the year ended December 31, 2000. Representatives of Arthur Andersen will be present at the Annual Meeting to make a statement if they desire to do so and to respond to questions by shareholders. The affirmative vote of a majority of the total number of votes attributable to all shares represented at the meeting is required for the ratification of the Board's selection of Arthur Andersen as the Company's independent auditors for the fiscal year ending December 31, 2001.

     THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE RATIFICATION OF THE SELECTION OF ARTHUR ANDERSEN AS INDEPENDENT AUDITORS OF THE COMPANY.

AUDIT FEES

     The Company paid Arthur Andersen $191,000 for the services that it provided for the audit of the Company's annual financial statements for 2001 and the reviews of the Company's financial statements included in its Forms 10-Q filed in 2001.

FINANCIAL INFORMATION SYSTEMS DESIGN AND IMPLEMENTATION FEES

     The Company paid Arthur Andersen $118,000 for the services that it provided to the Company for financial information systems design and implementation in 2001.

ALL OTHER FEES

     The Company paid Arthur Andersen $391,000 for other services that it provided to the Company in 2001 not included in Audit Fees or Financial Information Systems Design and Implementation Fees above. The Audit Committee has considered whether the provision of the services provided by Arthur Andersen is compatible with maintaining the firm's independence.

OTHER BUSINESS

     The Board of Directors does not intend to bring any other business before the meeting, and so far as is known to the Board, no matters are to be brought before the meeting except as specified in the notice of the meeting. However, as to any other business which may properly come before the meeting, it is intended that proxies, in the form enclosed, will be voted in respect thereof, in accordance with the judgment of the persons voting such proxies.

SHAREHOLDER PROPOSALS

     Shareholder proposals to be presented at the Company's next annual meeting of shareholders and included in the Company's Proxy Statement relating to such meeting must comply with the requirements of the proxy rules promulgated by the Securities and Exchange Commission and must be received by the Company at its executive offices at 3650 131st Avenue SE, Bellevue, Washington 98006,
Attention: Corporate Secretary, no later than December 20, 2001.

REPORT AVAILABLE

     A copy of the Company's Annual Report on Form 10-K will be furnished without charge to shareholders upon request to Western Wireless Corporation,
Attn: Investor Relations, 3650 131st Avenue SE, Bellevue, Washington 98006.

                                          WESTERN WIRELESS CORPORATION
                                          By Order of the Board of Directors

                                          /s/ JEFFREY A. CHRISTIANSON
                                          Jeffrey A. Christianson
                                          Secretary

Bellevue, Washington
April 16, 2001

                                                                      APPENDIX A

                            [WESTERN WIRELESS LOGO]

               AUDIT COMMITTEE OF THE BOARD OF DIRECTORS CHARTER

SCOPE:

     The Audit Committee is a subcommittee of the Board of Directors. The primary function of the Audit Committee is to assist the Board of Directors in fulfilling its responsibilities through the review of financial, operational, and regulatory related reporting matters of Western Wireless Corporation (the "Company"). The Audit Committee's role is to provide oversight regarding financial information of the Company by:

     - Reviewing the financial information provided to shareholders and others; the business risk environment and the systems of internal controls; and the audit process.

     - Providing an open avenue of communication between the Board of Directors, management, the internal auditor, and the independent accountants.

     - Ensuring the ultimate accountability of the independent accountants to the Board of Directors and the Audit Committee, and exercising that authority through the selection, evaluation and if necessary, replacement of the independent accountants.

COMPOSITION:

     The Audit Committee shall be comprised of:

     - Three or more members of the Board of Directors, each of whom shall be "independent" of the management of the company, and free from any relationship that, in the opinion of the Board, would interfere with his or her independence.

     - Members that have a working familiarity with basic finance and accounting practices, and at least one member of the Audit Committee will have financial management expertise.

MEETINGS:

     The Audit Committee shall:

     - Conduct regular meetings as would be necessary to ensure the successful achievement of the Board of Director's oversight responsibilities.

     - Meet at least annually with management, the internal auditor, and the independent accountants to discuss any matters that the Audit Committee or each of these groups believes requires discussion.

     - Special meetings may be called by the Chairman of the Audit Committee, or at the request of management, the independent accountants or the internal auditors.

AREAS OF FOCUS:

     - Request a formal written statement delineating all relationships and services between the independent auditors and the Company and review for any relationships that might impact the objectivity and independence of the independent auditors.

     - Prepare annually the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

     - Recommend to the Board of Directors the selection of the independent accountants, review the fees of the independent accountants, and if necessary, review and approve the discharge of the independent accountants.

     - Review and assess the audit committee charter at least annually, or as conditions require.

     - Review with management the audited financial statements and make a recommendation regarding the inclusion of the audited financial statements in the Company's annual report on Form 10-K to the Board of Directors.

     - Make specific inquiry with respect to the independent auditors' judgment regarding the "quality" of financial information in addition to compliance with accounting standards and conventions.

     - Review compliance with audit committee membership requirements annually, or as new members are added to the Committee.

     - Make relevant inquiries and take necessary actions to fulfill the undertakings set forth in this charter.

                               DIRECTIONS TO THE
                       ANNUAL MEETING OF SHAREHOLDERS OF
                          WESTERN WIRELESS CORPORATION
                                       AT
                       THE MUSEUM OF HISTORY AND INDUSTRY
                             2700 24TH AVENUE EAST
                           SEATTLE, WASHINGTON 98112
                                 (206) 324-1126

      FROM SEA-TAC AIRPORT, DOWNTOWN SEATTLE HOTELS AND CONVENTION CENTER
                            TAKE INTERSTATE 5 NORTH

          Take the Bellevue-Kirkland/State Route 520 exit (168-B)
           Stay in the far right lane
           Take the Montlake Boulevard exit
           After the signal light, go straight 1 block to 24th Avenue East Turn left onto 24th Avenue East and into the Museum parking lot

          FROM BELLEVUE AND THE EASTSIDE HOTELS AND CONVENTION CENTER
                         TAKE WESTBOUND STATE ROUTE 520

          Take the Lake Washington Boulevard exit
           This exit winds over State Route 520
           Turn right at the signal light onto Lake Washington Boulevard Turn right onto 24th Avenue East and into the Museum parking lot

                                      PROXY

                     FOR THE ANNUAL MEETING OF SHAREHOLDERS

                          WESTERN WIRELESS CORPORATION

           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints John W. Stanton and Jeffrey A. Christianson (collectively, the "Proxies"), and each of them, with full power of substitution, as proxies to vote the shares which the undersigned is entitled to vote at the Annual Meeting of Shareholders of the Company to be held at The Museum of History and Industry, 2700 24th Avenue East, Seattle, Washington, on Tuesday, May 15, 2001 at 9:00 a.m.(Pacific Time) and at any adjournments thereof.

                  (CONTINUED AND TO BE SIGNED ON REVERSE SIDE.)




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

                                                            Please mark
                                                            your votes as
                                                            indicated in    [X]
                                                            this example.


                                            FOR                     WITHHOLD
                                        all nominees           authority to vote
                                    listed below (except        for all nominees
                                       as indicated).             listed below.
                                            [ ]                       [ ]


1. FOR Election of directors: John W. Stanton, John L. Bunce, Jr., Mitchell R. Cohen, Daniel J. Evans, Theresa E. Gillespie, Jonathan M. Nelson, Terence M. O'Toole, Mikal J. Thomsen, Peter H. van Oppen.

   WITHHOLD AUTHORITY to vote for the following Directors:
   ______________________________________________________

                                                FOR        AGAINST      ABSTAIN
2. Proposal to ratify the selection of          [ ]          [ ]          [ ]
   Arthur Andersen LLP as the Company's
   independent auditors for 2001.

3. In their discretion, the Proxies are authorized to vote upon such other business as may properly come before the meeting.

This proxy when properly signed will be voted in the manner directed herein by the undersigned shareholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR PROPOSALS 1, 2 AND 3.






Signature(s) ________________________________________ Dated: _____________, 2001

IMPORTANT - PLEASE SIGN AND RETURN PROMPTLY. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee, or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by an authorized person.






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